                                                                Exhibit 99

                                                     Global Structured Finance

                                                          BoAALT 2003-10
                                                         15 Yr Fixed Rate

----------------------------------------------------------------------------------------------------------------------------------

1. Original Balance

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                         of         Current       Loans by    Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal   Gross     FICO    Original   Term to     Term to    Loan
Original Balance       Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
<= 50,000                  423   $  15,496,347         9.13%  $  36,847    5.561%     727      59.92%       167         166      1
----------------------------------------------------------------------------------------------------------------------------------
50,001  -   150,000        975      85,593,924        50.40      88,190    5.420      728      61.13        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
150,001 -   250,000        169      32,239,641        18.98     191,788    5.310      728      60.97        177         176      1
----------------------------------------------------------------------------------------------------------------------------------
250,001 -   350,000         54      15,892,854         9.36     295,506    5.351      731      59.65        178         177      1
----------------------------------------------------------------------------------------------------------------------------------
350,001 -   450,000         19       7,555,235         4.45     400,368    5.461      726      63.27        179         178      2
----------------------------------------------------------------------------------------------------------------------------------
450,001 -   550,000          7       3,526,355         2.08     509,286    5.297      745      56.77        180         178      2
----------------------------------------------------------------------------------------------------------------------------------
550,001 -   650,000          5       3,019,295         1.78     608,982    5.223      702      51.55        176         173      2
----------------------------------------------------------------------------------------------------------------------------------
650,001 -   750,000          2       1,448,816         0.85     728,000    5.372      732      52.29        151         150      1
----------------------------------------------------------------------------------------------------------------------------------
750,001 -   850,000          4       3,152,969         1.86     796,488    5.311      726      49.73        180         177      3
----------------------------------------------------------------------------------------------------------------------------------
850,001 -   950,000          1         933,097         0.55     940,000    5.250      789      61.64        180         178      2
----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000          1         959,632         0.57     974,000    5.250      799      22.65        180         176      4
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

Average: $102,839.67
Lowest: $8,000.00
Highest: $974,000.00

----------------------------------------------------------------------------------------------------------------------------------

2. Gross Coupon

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                         of         Current       Loans by    Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal   Gross     FICO    Original   Term to     Term to    Loan
Gross Coupon           Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.125                1   $     100,361         0.06%  $ 101,591    4.125%     666      83.27%       180         177      3
----------------------------------------------------------------------------------------------------------------------------------
4.126 - 4.250               36       2,726,210         1.61      76,089    4.250      735      58.41        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
4.251 - 4.375               18       1,465,633         0.86      81,812    4.375      721      67.98        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
4.376 - 4.500               44       3,961,584         2.33      90,681    4.500      727      65.55        168         167      1
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 4.625               24       2,811,918         1.66     117,868    4.625      713      67.78        165         164      1
----------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750              136      12,975,993         7.64      96,065    4.750      707      64.52        173         171      2
----------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875              144      16,123,065         9.49     112,575    4.875      718      61.57        176         174      1
----------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000               98      10,264,670         6.04     105,278    5.000      732      58.62        176         175      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125               47       6,768,148         3.99     144,811    5.125      732      59.13        173         171      1
----------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250               99      18,036,531        10.62     183,479    5.250      738      54.98        176         175      2
----------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375              100      13,443,542         7.92     135,122    5.375      731      59.27        178         176      1
----------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500              201      20,303,427        11.96     101,498    5.500      732      55.48        174         173      1
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625              107      10,306,915         6.07      96,787    5.625      725      61.41        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750              138      12,630,312         7.44      91,856    5.750      736      57.76        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875              110      11,640,924         6.85     106,338    5.875      725      63.59        177         176      1
----------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000              100       7,425,147         4.37      74,465    6.000      741      61.33        174         174      1
----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125               77       5,629,113         3.31      73,362    6.125      740      63.11        177         176      1
----------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250               82       6,098,581         3.59      74,561    6.250      732      63.51        177         177      1
----------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375               39       3,049,696         1.80      78,409    6.375      731      69.15        179         178      1
----------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500               37       2,514,523         1.48      68,279    6.500      721      55.80        171         170      1
----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625               13         899,565         0.53      72,153    6.625      733      73.37        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750                1          76,800         0.05      76,800    6.750      716      80.00        180         180      0
----------------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875                2         174,422         0.10      87,490    6.875      728      34.05        180         179      1
----------------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000                3         206,348         0.12      69,010    7.000      676      74.02        180         179      1
----------------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250                2         161,473         0.10      80,823    7.250      705      68.80        180         180      0
----------------------------------------------------------------------------------------------------------------------------------
7.251 - 7.375                1          23,263         0.01      23,334    7.375      757      18.52        180         179      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 5.397%
Lowest: 4.125%
Highest: 7.375%

----------------------------------------------------------------------------------------------------------------------------------

3. Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                         of         Current       Loans by    Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal      Principal   Principal   Gross     FICO    Original   Term to     Term to    Loan
Credit Score           Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
825 - 849                    6   $     695,971         0.41%  $ 116,484    5.447%     833      41.89%       177         176      1
----------------------------------------------------------------------------------------------------------------------------------
800 - 824                   72       6,104,584         3.59      85,203    5.456      809      51.79        171         170      1
----------------------------------------------------------------------------------------------------------------------------------
775 - 799                  222      25,356,383        14.93     114,784    5.417      787      52.69        176         174      1
----------------------------------------------------------------------------------------------------------------------------------
750 - 774                  273      27,516,215        16.20     101,349    5.483      762      58.15        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
725 - 749                  304      31,510,287        18.56     104,110    5.430      737      61.62        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
700 - 724                  305      30,582,269        18.01     100,796    5.377      712      62.26        177         175      1
----------------------------------------------------------------------------------------------------------------------------------
675 - 699                  226      23,497,920        13.84     104,583    5.317      689      66.21        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
650 - 674                  154      15,035,698         8.85      98,166    5.292      664      59.92        170         169      1
----------------------------------------------------------------------------------------------------------------------------------
625 - 649                   75       6,188,982         3.64      82,980    5.298      639      71.11        172         171      1
----------------------------------------------------------------------------------------------------------------------------------
600 - 624                   20       2,478,167         1.46     124,883    5.476      617      54.95        177         175      2
----------------------------------------------------------------------------------------------------------------------------------
N/A                          3         851,689         0.50     287,750    5.582        0      71.70        180         176      4
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 729
Lowest: 601
Highest: 842

----------------------------------------------------------------------------------------------------------------------------------

4. Index

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                         of         Current       Loans by    Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal   Gross     FICO    Original   Term to     Term to    Loan
Index                  Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
FIX                      1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

5. Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                         of         Current       Loans by    Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal   Gross     FICO    Original   Term to     Term to    Loan
Loan Purpose           Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        874   $  92,142,181        54.26%  $ 105,995    5.296%     728      57.09%       174         173      1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout          577      58,554,825        34.48     101,947    5.420      728      61.20        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
Purchase                   209      19,121,158        11.26      92,107    5.809      736      72.02        178         177      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

6. Property Type

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                         of         Current       Loans by    Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal   Gross     FICO    Original   Term to     Term to    Loan
Property Type          Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
SFR                      1,158   $ 112,488,082        66.24%  $  97,681    5.377%     725      61.88%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------
2-Family                   170      17,918,528        10.55     105,789    5.504      735      57.78        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
Condo                      144      11,626,766         6.85      81,161    5.469      729      58.13        176         174      1
----------------------------------------------------------------------------------------------------------------------------------
PUD Detach                  49       9,988,450         5.88     205,059    5.394      727      62.94        178         177      2
----------------------------------------------------------------------------------------------------------------------------------
3-Family                    45       6,850,821         4.03     153,117    5.364      748      49.48        172         171      1
----------------------------------------------------------------------------------------------------------------------------------
4-Family                    52       6,781,017         3.99     130,979    5.341      749      48.12        173         171      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PUD Attach                  36       3,639,887         2.14     101,460    5.384      748      60.96        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
Townhouse                    5         346,665         0.20      69,528    5.601      712      58.47        180         179      1
----------------------------------------------------------------------------------------------------------------------------------
Condotel                     1         177,949         0.10     178,570    5.875      722      70.00        180         179      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

7. Occupancy Status

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                         of         Current       Loans by    Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal   Gross     FICO    Original   Term to     Term to    Loan
Occupancy Status       Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Investor                 1,318   $ 110,878,761        65.29%  $  84,484    5.504%     735      57.26%       174         173      1
----------------------------------------------------------------------------------------------------------------------------------
Primary                    330      55,513,673        32.69     169,430    5.185      715      65.41        177         175      2
----------------------------------------------------------------------------------------------------------------------------------
Secondary                   12       3,425,730         2.02     287,634    5.365      728      70.43        180         178      2
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

8. Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate      of Loans     Average                                   W.A.        W.A.
                         of         Current          by       Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
Geographic            Mortgage     Principal     Principal    Principal   Gross     FICO     Original   Term to     Term to    Loan
Distribution           Loans        Balance       Balance      Balance    Coupon    Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
California                 415   $  62,884,359        37.03%  $ 152,284    5.376%     740      47.64%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------
Florida                    293      27,460,718        16.17      94,240    5.423      718      68.43        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
Texas                      153      10,569,581         6.22      69,470    5.339      719      71.84        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
North Carolina              84       8,018,093         4.72      95,943    5.159      729      71.41        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
Maryland                    61       6,312,184         3.72     104,002    5.284      719      60.05        175         173      1
----------------------------------------------------------------------------------------------------------------------------------
Virginia                    65       5,735,326         3.38      88,639    5.448      720      63.38        175         173      1
----------------------------------------------------------------------------------------------------------------------------------
Georgia                     63       4,781,449         2.82      76,308    5.418      715      71.84        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
South Carolina              46       4,777,681         2.81     104,478    5.209      710      68.96        172         171      1
----------------------------------------------------------------------------------------------------------------------------------
Missouri                    62       3,953,277         2.33      64,206    5.470      723      71.33        176         174      1
----------------------------------------------------------------------------------------------------------------------------------
Arizona                     42       3,746,596         2.21      89,699    5.336      722      64.92        173         172      1
----------------------------------------------------------------------------------------------------------------------------------
Tennessee                   52       3,228,239         1.90      62,346    5.684      708      69.65        167         166      1
----------------------------------------------------------------------------------------------------------------------------------
Kansas                      62       2,715,273         1.60      44,010    5.695      712      73.59        173         172      1
----------------------------------------------------------------------------------------------------------------------------------
Nevada                      24       2,235,037         1.32      95,043    5.543      722      63.25        173         172      1
----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                    31       2,186,387         1.29      70,845    5.455      692      75.82        174         173      1
----------------------------------------------------------------------------------------------------------------------------------
Illinois                    14       2,051,704         1.21     147,132    5.567      739      66.83        178         177      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Washington                  21       1,765,625         1.04      84,380    5.521      745      62.66        180         179      1
----------------------------------------------------------------------------------------------------------------------------------
Arkansas                    28       1,704,436         1.00      61,184    5.300      716      74.04        174         172      1
----------------------------------------------------------------------------------------------------------------------------------
New Mexico                  20       1,658,027         0.98      83,169    5.381      706      68.06        180         179      1
----------------------------------------------------------------------------------------------------------------------------------
Hawaii                      15       1,655,217         0.97     110,729    5.544      754      55.06        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                6       1,437,772         0.85     241,417    5.281      740      49.18        173         172      1
----------------------------------------------------------------------------------------------------------------------------------
Other                      103      10,941,184         6.44     106,629    5.548      739      63.34        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

9. County Distribution

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate      of Loans     Average                                   W.A.        W.A.
                         of         Current          by       Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal      Principal   Principal    Gross    FICO    Original    Term to    Term to    Loan
County Distribution    Loans        Balance        Balance     Balance    Coupon    Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA            127   $  21,316,235        12.55%  $ 168,733    5.249%     739      50.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------
ORANGE ,CA                  39       6,786,099         4.00     174,573    5.427      737      40.70        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
DADE ,FL                    40       5,227,873         3.08     131,572    5.514      722      70.56        175         173      2
----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA ,CA             15       3,420,023         2.01     229,439    5.522      721      39.70        180         178      2
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
CONTRA COSTA ,CA            15       3,210,692         1.89     216,004    5.424      746      47.94        179         176      2
----------------------------------------------------------------------------------------------------------------------------------
BROWARD ,FL                 31       3,199,370         1.88     103,822    5.462      703      64.03        178         177      1
----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO ,CA               26       3,076,950         1.81     118,783    5.459      737      35.38        169         168      1
----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA ,CA                 17       2,964,121         1.75     175,027    5.352      760      40.14        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
SACRAMENTO ,CA              14       2,515,892         1.48     180,325    5.546      759      54.23        178         178      1
----------------------------------------------------------------------------------------------------------------------------------
RIVERSIDE ,CA               25       2,439,726         1.44      97,878    5.400      736      58.68        174         173      1
----------------------------------------------------------------------------------------------------------------------------------
Other                    1,311     115,661,185        68.11      88,694    5.407      725      64.88        175         174      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate      of Loans     Average                                   W.A.        W.A.
                         of         Current          by       Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal      Principal   Principal   Gross     FICO    Original   Term to     Term to    Loan
Original LTV           Loans        Balance        Balance     Balance    Coupon    Score     LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
5.01 - 10.00                 4   $     166,908         0.10%  $  42,098    5.597%     698       9.24%       161         160      1
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00               14         925,193         0.54      66,435    5.602      733      13.00        167         166      1
----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00               26       2,023,422         1.19      78,080    5.545      754      17.86        171         170      1
----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               35       4,454,298         2.62     128,481    5.305      756      22.85        168         166      2
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00               66       8,170,141         4.81     124,450    5.418      735      27.84        168         167      1
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00               63       6,520,227         3.84     103,959    5.337      745      32.81        174         173      1
----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00               81       8,011,384         4.72      99,400    5.441      748      37.36        172         171      1
----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00              103      10,613,726         6.25     103,561    5.410      741      42.85        171         170      1
----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00              110      13,949,955         8.21     127,496    5.318      740      47.69        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00               84       7,194,744         4.24      85,975    5.329      722      52.67        177         176      1
----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00              122      12,913,683         7.60     106,268    5.484      721      57.47        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00              121      13,243,015         7.80     110,082    5.290      732      62.42        174         172      1
----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00              177      19,413,657        11.43     110,177    5.464      725      68.31        177         176      1
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00              206      20,913,215        12.32     101,990    5.439      728      73.48        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00              305      26,743,288        15.75      88,213    5.475      716      79.20        177         176      1
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00               49       4,817,070         2.84      99,017    4.979      688      82.85        178         176      2
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00               71       6,289,115         3.70      89,062    5.504      718      88.85        176         175      1
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00               23       3,455,123         2.03     151,515    4.978      730      93.18        180         178      2
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 60.19%
Lowest: 8.02%
Highest: 95.00%

----------------------------------------------------------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate      of Loans     Average                                   W.A.        W.A.
                         of         Current          by        Original    W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal   Gross     FICO    Original   Term to     Term to    Loan
Original Term           Loans       Balance       Balance      Balance    Coupon    Score     LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
120                        198   $  13,392,767         7.89%  $  68,233    5.289%     723      51.32%       120         119      1
----------------------------------------------------------------------------------------------------------------------------------
132                          1         120,497         0.07     123,000    5.500      760      13.52        132         131      1
----------------------------------------------------------------------------------------------------------------------------------
144                          1          72,613         0.04      72,613    6.000      696      74.09        144         144      0
----------------------------------------------------------------------------------------------------------------------------------
156                          5         894,398         0.53     180,228    5.407      723      30.59        156         155      1
----------------------------------------------------------------------------------------------------------------------------------
168                          1         381,750         0.22     383,270    5.500      715      66.66        168         167      1
----------------------------------------------------------------------------------------------------------------------------------
180                      1,454     154,956,140        91.25     107,100    5.406      729      61.14        180         179      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   1,660   $ 169,818,164       100.00%  $ 102,840    5.397%     729      60.19%       175         174      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 175.1 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-10 Group 6
                         15YR Fixed Rate with NWAC ge 5
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $94,584,051.52
Loan Count: 1,013
Cut-off Date: 2003-11-01
Avg. Loan Balance: $93,370.24
Avg. Orig. Balance: $93,798.86
W.A. FICO*: 731
W.A. Orig. LTV: 60.05%
W.A. Cut-Off LTV: 59.78%
W.A. Gross Coupon: 5.7760%
W.A. Net Coupon: 5.5215%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 176 months
W.A. Rem. Term: 175 months
W.A. Age: 1 months
% over 80 COLTV: 6.64%
% over 100 COLTV: 0.00%
% with PMI: 6.64%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 12.96%
W.A. MI Adjusted LTV: 59.01%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.88%
% Conforming: 92.40%

* FICO not available for 3 loans, or 0.9% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                          11.29%
----------------------------------------
 50,001 - 150,000                  54.34
----------------------------------------
150,001 - 250,000                  16.60
----------------------------------------
250,001 - 350,000                   9.56
----------------------------------------
350,001 - 450,000                   4.14
----------------------------------------
450,001 - 550,000                   1.03
----------------------------------------
550,001 - 650,000                   0.67
----------------------------------------
650,001 - 750,000                   0.75
----------------------------------------
750,001 - 850,000                   1.63
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $93,798.86
Lowest: $8,000.00
Highest: $790,450.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                          11.34%
----------------------------------------
 50,001 - 150,000                  54.29
----------------------------------------
150,001 - 250,000                  16.60
----------------------------------------
250,001 - 350,000                   9.93
----------------------------------------
350,001 - 450,000                   3.77
----------------------------------------
450,001 - 550,000                   1.03
----------------------------------------
550,001 - 650,000                   0.67
----------------------------------------
650,001 - 750,000                   0.75
----------------------------------------
750,001 - 850,000                   1.63
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $93,370.24
Lowest: $7,971.89
Highest: $787,584.23

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR IXED                         92.22%
----------------------------------------
10 YR IXED                          6.82
----------------------------------------
14 YR IXED                          0.40
----------------------------------------
13 YR IXED                          0.35
----------------------------------------
11 YR IXED                          0.13
----------------------------------------
12 YR IXED                          0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.251 - 5.375                      14.21%
----------------------------------------

----------------------------------------
5.376 - 5.500                      21.47
----------------------------------------
5.501 - 5.625                      10.90
----------------------------------------
5.626 - 5.750                      13.35
----------------------------------------
5.751 - 5.875                      12.31
----------------------------------------
5.876 - 6.000                       7.85
----------------------------------------
6.001 - 6.125                       5.95
----------------------------------------
6.126 - 6.250                       6.45
----------------------------------------
6.251 - 6.375                       3.22
----------------------------------------
6.376 - 6.500                       2.66
----------------------------------------
6.501 - 6.625                       0.95
----------------------------------------
6.626 - 6.750                       0.08
----------------------------------------
6.751 - 6.875                       0.18
----------------------------------------
6.876 - 7.000                       0.22
----------------------------------------
7.126 - 7.250                       0.17
----------------------------------------
7.251 - 7.375                       0.02
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.776
Lowest: 5.375
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           4.39%
----------------------------------------
750 - 799                          33.45
----------------------------------------
700 - 749                          36.25
----------------------------------------
650 - 699                          20.17
----------------------------------------
600 - 649                           4.83
----------------------------------------
N/A                                 0.90
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 731
Lowest: 601
Highest: 838

--------------------------------------------------------------------------------

8. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                47.55%
----------------------------------------
Refinance-Cashout                  35.12
----------------------------------------
Purchase                           17.33
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                64.59%
----------------------------------------
2-Family                           12.98
----------------------------------------

----------------------------------------
Condo                               7.54
----------------------------------------
PUD Detach                          4.45
----------------------------------------
4-Family                            4.02
----------------------------------------
3-Family                            3.92
----------------------------------------
PUD Attach                          2.08
----------------------------------------
Townhouse                           0.22
----------------------------------------
Condotel                            0.19
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
AVM                                33.60%
----------------------------------------
FULL                               66.40
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            48.99%
----------------------------------------
Standard                           27.54
----------------------------------------
Stated                             14.35
----------------------------------------
No Ratio                            3.18
----------------------------------------
Rapid                               3.04
----------------------------------------
All Ready Home                      2.90
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           79.28%
----------------------------------------
Primary                            18.85
----------------------------------------
Secondary                           1.86
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               93.36%
----------------------------------------
UGIC                                1.86
----------------------------------------
GEMIC                               1.73
----------------------------------------
PMIC                                1.03
----------------------------------------
TGIC                                0.92
----------------------------------------
RMIC                                0.66
----------------------------------------
RGIC                                0.39
----------------------------------------
MGIC                                0.05
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         36.67%
----------------------------------------
Florida                            16.34
----------------------------------------
Texas                               5.83
----------------------------------------
Maryland                            3.22
----------------------------------------
Virginia                            3.00
----------------------------------------
Other                              34.94
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                44.02%
----------------------------------------
Southern California                55.98
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
95070                               0.88%
----------------------------------------
29576                               0.87
----------------------------------------
95864                               0.83
----------------------------------------
94587                               0.80
----------------------------------------
90210                               0.75
----------------------------------------
Other                              95.87
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.96%
----------------------------------------
1                                   0.04
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 6.82%
----------------------------------------
132                                 0.13
----------------------------------------
144                                 0.08
----------------------------------------
156                                 0.35
----------------------------------------
168                                 0.40
----------------------------------------
180                                92.22
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 175.7 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
109 - 114                           0.03%
----------------------------------------
115 - 120                           6.79
----------------------------------------
121 - 168                           0.96
----------------------------------------
169 - 174                           0.37
----------------------------------------

----------------------------------------
175 - 180                          91.85
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 174.7 months
Lowest: 112 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  21.66%
----------------------------------------
1 - 6                              78.19
----------------------------------------
7 - 12                              0.14
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            2.36%
----------------------------------------
20.01 - 25.00                       1.74
----------------------------------------
25.01 - 30.00                       5.25
----------------------------------------
30.01 - 35.00                       3.16
----------------------------------------
35.01 - 40.00                       5.14
----------------------------------------
40.01 - 45.00                       6.23
----------------------------------------
45.01 - 50.00                       7.91
----------------------------------------
50.01 - 55.00                       4.36
----------------------------------------

----------------------------------------
55.01 - 60.00                       9.62
----------------------------------------
60.01 - 65.00                       5.85
----------------------------------------
65.01 - 70.00                      12.04
----------------------------------------
70.01 - 75.00                      12.55
----------------------------------------
75.01 - 80.00                      17.15
----------------------------------------
80.01 - 85.00                       1.27
----------------------------------------
85.01 - 90.00                       4.32
----------------------------------------
90.01 - 95.00                       1.06
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 60.05%
Lowest: 8.02%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            2.39%
----------------------------------------
20.01 - 25.00                       2.38
----------------------------------------
25.01 - 30.00                       4.58
----------------------------------------
30.01 - 35.00                       3.68
----------------------------------------
35.01 - 40.00                       4.73
----------------------------------------
40.01 - 45.00                       6.32
----------------------------------------
45.01 - 50.00                       7.69
----------------------------------------
50.01 - 55.00                       4.59
----------------------------------------
55.01 - 60.00                       9.96
----------------------------------------
60.01 - 65.00                       5.76
----------------------------------------
65.01 - 70.00                      12.01
----------------------------------------
70.01 - 75.00                      12.39
----------------------------------------
75.01 - 80.00                      16.88
----------------------------------------

----------------------------------------
80.01 - 85.00                       1.43
----------------------------------------
85.01 - 90.00                       4.20
----------------------------------------
90.01 - 95.00                       1.01
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.78%
Lowest: 7.92%
Highest: 94.66%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-10 Group 5
                         15YR Fixed Rate with NWAC lt 5
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $75,234,112.96
Loan Count: 647
Cut-off Date: 2003-11-01
Avg. Loan Balance: $116,281.47
Avg. Orig. Balance: $116,994.75
W.A. FICO*: 725
W.A. Orig. LTV: 60.36%
W.A. Cut-Off LTV: 59.99%
W.A. Gross Coupon: 4.9204%
W.A. Net Coupon: 4.6659%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 174 months
W.A. Rem. Term: 173 months
W.A. Age: 1 months
% over 80 COLTV: 10.44%
% over 100 COLTV: 0.00%
% with PMI: 11.00%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.34%
W.A. MI Adjusted LTV: 58.69%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.39%
% Conforming: 82.59%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           6.41%
----------------------------------------
50,001 - 150,000                   45.46
----------------------------------------
150,001 - 250,000                  21.98
----------------------------------------
250,001 - 350,000                   9.10
----------------------------------------
350,001 - 450,000                   4.84
----------------------------------------
450,001 - 550,000                   3.40
----------------------------------------
550,001 - 650,000                   3.17
----------------------------------------
650,001 - 750,000                   0.99
----------------------------------------
750,001 - 850,000                   2.14
----------------------------------------
850,001 - 950,000                   1.24
----------------------------------------
950,001 - 1,050,000                 1.28
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $116,994.75
Lowest: $15,000.00
Highest: $974,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           6.41%
----------------------------------------
50,001 - 150,000                   45.85
----------------------------------------
150,001 - 250,000                  21.58
----------------------------------------
250,001 - 350,000                   9.10
----------------------------------------
350,001 - 450,000                   4.84
----------------------------------------
450,001 - 550,000                   3.40
----------------------------------------
550,001 - 650,000                   3.17
----------------------------------------
650,001 - 750,000                   0.99
----------------------------------------
750,001 - 850,000                   2.14
----------------------------------------

----------------------------------------
850,001 - 950,000                   1.24
----------------------------------------
950,001 - 1,050,000                 1.28
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $116,281.47
Lowest: $15,000.00
Highest: $959,631.98

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR IXED                         90.03%
----------------------------------------
10 YR IXED                          9.23
----------------------------------------
13 YR IXED                          0.74
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.001 - 4.125                       0.13%
----------------------------------------
4.126 - 4.250                       3.62
----------------------------------------
4.251 - 4.375                       1.95
----------------------------------------
4.376 - 4.500                       5.27
----------------------------------------
4.501 - 4.625                       3.74
----------------------------------------
4.626 - 4.750                      17.25
----------------------------------------
4.751 - 4.875                      21.43
----------------------------------------
4.876 - 5.000                      13.64
----------------------------------------
5.001 - 5.125                       9.00
----------------------------------------
5.126 - 5.250                      23.97
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 4.920
Lowest: 4.125
Highest: 5.250

--------------------------------------------------------------------------------

7. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.51%
----------------------------------------
750 - 799                          28.23
----------------------------------------
700 - 749                          36.96
----------------------------------------
650 - 699                          25.86
----------------------------------------
600 - 649                           5.44
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 725
Lowest: 608
Highest: 842

--------------------------------------------------------------------------------

8. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                62.70%
----------------------------------------
Refinance-Cashout                  33.67
----------------------------------------
Purchase                            3.63
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                68.31%
----------------------------------------
PUD Detach                          7.68
----------------------------------------
2-Family                            7.50
----------------------------------------
Condo                               5.98
----------------------------------------
3-Family                            4.18
----------------------------------------
4-Family                            3.96
----------------------------------------
PUD Attach                          2.22
----------------------------------------
Townhouse                           0.18
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
AVM                                33.49%
----------------------------------------
FULL                               66.51
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Standard                           42.47%
----------------------------------------
Reduced                            28.30
----------------------------------------
Stated                             20.27
----------------------------------------
No Ratio                            4.06
----------------------------------------
All Ready Home                      2.96
----------------------------------------
Rapid                               1.93
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            50.09%
----------------------------------------
Investor                           47.70
----------------------------------------
Secondary                           2.21
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               89.00%
----------------------------------------
GEMIC                               3.79
----------------------------------------
UGIC                                3.28
----------------------------------------
RMIC                                2.66
----------------------------------------
PMIC                                0.99
----------------------------------------
TGIC                                0.28
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15.  State

----------------------------------------
State                            Percent
----------------------------------------
California                         37.48%
----------------------------------------
Florida                            15.96
----------------------------------------
North Carolina                      7.29
----------------------------------------
Texas                               6.72
----------------------------------------
Maryland                            4.34
----------------------------------------
Other                              28.21
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                32.21%
----------------------------------------
Southern California                67.79
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90505                               1.39%
----------------------------------------
94062                               1.28
----------------------------------------
90275                               1.24
----------------------------------------
94507                               1.10
----------------------------------------
91302                               1.03
----------------------------------------
Other                              93.96
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.87%
----------------------------------------
1                                   0.13
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 9.23%
----------------------------------------
156                                 0.74
----------------------------------------
180                                90.03
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 174.3 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
115 - 120                           9.23%
----------------------------------------
121 - 168                           0.74
----------------------------------------
169 - 174                           1.10
----------------------------------------
175 - 180                          88.92
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 172.8 months
Lowest: 115 months
Highest: 180 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  13.77%
----------------------------------------
1 - 6                              86.23
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 1.5 months
Lowest: 0 months
Highest: 6 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            1.17%
----------------------------------------
20.01 - 25.00                       3.74
----------------------------------------
25.01 - 30.00                       4.26
----------------------------------------
30.01 - 35.00                       4.70
----------------------------------------
35.01 - 40.00                       4.19
----------------------------------------
40.01 - 45.00                       6.28
----------------------------------------
45.01 - 50.00                       8.60
----------------------------------------
50.01 - 55.00                       4.08
----------------------------------------
55.01 - 60.00                       5.07
----------------------------------------
60.01 - 65.00                      10.24
----------------------------------------
65.01 - 70.00                      10.66
----------------------------------------
70.01 - 75.00                      12.02
----------------------------------------
75.01 - 80.00                      13.99
----------------------------------------
80.01 - 85.00                       4.81
----------------------------------------
85.01 - 90.00                       2.93
----------------------------------------
90.01 - 95.00                       3.26
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 60.36%
Lowest: 13.23%
Highest: 95.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            1.29%
----------------------------------------
20.01 - 25.00                       3.61
----------------------------------------
25.01 - 30.00                       4.26
----------------------------------------
30.01 - 35.00                       4.76
----------------------------------------
35.01 - 40.00                       4.13
----------------------------------------
40.01 - 45.00                       7.38
----------------------------------------
45.01 - 50.00                       7.59
----------------------------------------
50.01 - 55.00                       4.62
----------------------------------------
55.01 - 60.00                       4.69
----------------------------------------
60.01 - 65.00                      10.19
----------------------------------------
65.01 - 70.00                      10.76
----------------------------------------
70.01 - 75.00                      12.08
----------------------------------------
75.01 - 80.00                      14.18
----------------------------------------
80.01 - 85.00                       4.43
----------------------------------------
85.01 - 90.00                       3.42
----------------------------------------
90.01 - 95.00                       2.58
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.99%
Lowest: 13.14%
Highest: 94.28%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-10 Group 4
                                     30YR NC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $34,872,182.45
Loan Count: 72
Cut-off Date: 2003-11-01
Avg. Loan Balance: $484,335.87
Avg. Orig. Balance: $484,892.26
W.A. FICO*: 729
W.A. Orig. LTV: 67.58%
W.A. Cut-Off LTV: 67.50%
W.A. Gross Coupon: 6.1950%
W.A. Net Coupon: 5.9405%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 358 months
W.A. Rem. Term: 356 months
W.A. Age: 1 months
% over 80 COLTV: 1.95%
% over 100 COLTV: 0.00%
% with PMI: 1.95%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 18.43%
W.A. MI Adjusted LTV: 67.18%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.97%
% Conforming: 0.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
250,001 - 350,000                  11.80%
----------------------------------------
350,001 - 450,000                  33.29
----------------------------------------
450,001 - 550,000                  18.27
----------------------------------------
550,001 - 650,000                  15.54
----------------------------------------
650,001 - 750,000                   5.94
----------------------------------------
750,001 - 850,000                   6.82
----------------------------------------
850,001 - 950,000                   2.64
----------------------------------------
950,001 - 1,050,000                 5.69
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $484,892.26
Lowest: $322,701.00
Highest: $1,036,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
250,001 - 350,000                  11.80%
----------------------------------------
350,001 - 450,000                  33.29
----------------------------------------
450,001 - 550,000                  18.27
----------------------------------------
550,001 - 650,000                  15.54
----------------------------------------
650,001 - 750,000                   5.94
----------------------------------------
750,001 - 850,000                   6.82
----------------------------------------
850,001 - 950,000                   2.64
----------------------------------------
950,001 - 1,050,000                 5.69
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $484,335.87
Lowest: $322,387.35
Highest: $1,035,607.59

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED FULL AM                97.93%
----------------------------------------
20 YR FIXED FULL AM                 2.07
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.251 - 5.375                       3.10%
----------------------------------------
5.376 - 5.500                       6.55
----------------------------------------
5.501 - 5.625                       4.68
----------------------------------------
5.626 - 5.750                       7.51
----------------------------------------
5.751 - 5.875                      11.96
----------------------------------------
5.876 - 6.000                      16.59
----------------------------------------
6.001 - 6.125                       3.22
----------------------------------------
6.126 - 6.250                       7.95
----------------------------------------

----------------------------------------
6.251 - 6.375                       9.43
----------------------------------------
6.376 - 6.500                       7.46
----------------------------------------
6.501 - 6.625                       4.55
----------------------------------------
6.626 - 6.750                       7.02
----------------------------------------
6.751 - 6.875                       2.68
----------------------------------------
7.001 - 7.125                       1.15
----------------------------------------
7.126 - 7.250                       4.98
----------------------------------------
7.751 - 7.875                       1.19
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.195
Lowest: 5.375
Highest: 7.875

--------------------------------------------------------------------------------

7. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           1.41%
----------------------------------------
750 - 799                          29.68
----------------------------------------
700 - 749                          49.44
----------------------------------------
650 - 699                          16.87
----------------------------------------
600 - 649                           2.59
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 729
Lowest: 605
Highest: 800

--------------------------------------------------------------------------------

8. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                47.27%
----------------------------------------
Refinance-Cashout                  27.26
----------------------------------------
Purchase                           25.47
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                74.97%
----------------------------------------
PUD Detach                          9.58
----------------------------------------
2-Family                            8.86
----------------------------------------
Condo                               6.60
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
AVM                                 1.00%
----------------------------------------
FULL                               99.00
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Stated                             53.66%
----------------------------------------
Standard                           23.67
----------------------------------------
No Ratio                           18.56
----------------------------------------
Reduced                             1.66
----------------------------------------
Rapid                               1.24
----------------------------------------
All Ready Home                      1.21
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                            85.08%
----------------------------------------
Investor                           12.89
----------------------------------------
Secondary                           2.03
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               98.05%
----------------------------------------
RMIC                                0.99
----------------------------------------
UGIC                                0.97
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         58.84%
----------------------------------------
Florida                             4.94
----------------------------------------
Maryland                            4.39
----------------------------------------
Connecticut                         4.21
----------------------------------------
Virginia                            3.89
----------------------------------------
Other                              23.73
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                40.60%
----------------------------------------
Southern California                59.40
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
06883                               2.97%
----------------------------------------
94122                               2.83
----------------------------------------
91602                               2.72
----------------------------------------
97070                               2.64
----------------------------------------
91107                               2.36
----------------------------------------
Other                              86.48
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

-------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 2.07%
----------------------------------------
360                                97.93
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 357.5 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           2.07%
----------------------------------------
355 - 360                          97.93
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 356.5 months
Lowest: 239 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  17.59%
----------------------------------------
1 - 6                              82.41
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 4 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
25.01 - 30.00                       1.31%
----------------------------------------
35.01 - 40.00                       3.30
----------------------------------------
40.01 - 45.00                       2.38
----------------------------------------
45.01 - 50.00                       5.82
----------------------------------------

----------------------------------------
50.01 - 55.00                       3.36
----------------------------------------
55.01 - 60.00                       8.70
----------------------------------------
60.01 - 65.00                      13.48
----------------------------------------
65.01 - 70.00                       6.13
----------------------------------------
70.01 - 75.00                      21.09
----------------------------------------
75.01 - 80.00                      32.48
----------------------------------------
80.01 - 85.00                       0.99
----------------------------------------
90.01 - 95.00                       0.97
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.58%
Lowest: 28.56%
Highest: 91.22%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
25.01 - 30.00                       1.31%
----------------------------------------
35.01 - 40.00                       3.30
----------------------------------------
40.01 - 45.00                       2.38
----------------------------------------
45.01 - 50.00                       5.82
----------------------------------------
50.01 - 55.00                       3.36
----------------------------------------
55.01 - 60.00                       8.70
----------------------------------------
60.01 - 65.00                      13.48
----------------------------------------
65.01 - 70.00                       6.13
----------------------------------------
70.01 - 75.00                      24.38
----------------------------------------
75.01 - 80.00                      29.18
----------------------------------------
80.01 - 85.00                       0.99
----------------------------------------
90.01 - 95.00                       0.97
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.50%
Lowest: 28.56%
Highest: 91.02%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-10 Group 3
                             30YR CB Owner Occupied
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $93,350,780.76
Loan Count: 649
Cut-off Date: 2003-11-01
Avg. Loan Balance: $143,837.87
Avg. Orig. Balance: $144,161.37
W.A. FICO*: 719
W.A. Orig. LTV: 83.47%
W.A. Cut-Off LTV: 83.28%
W.A. Gross Coupon: 6.1001%
W.A. Net Coupon: 5.8456%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 355 months
W.A. Rem. Term: 353 months
W.A. Age: 1 months
% over 80 COLTV: 48.60%
% over 100 COLTV: 12.29%
% with PMI: 48.12%
% over 80 with PMI: 98.79%
W.A. MI Coverage: 30.02%
W.A. MI Adjusted LTV: 69.22%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.58%
% Conforming: 100.00%

* FICO not available for 0 loans, or 0.0% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           0.87%
----------------------------------------
50,001 - 150,000                   43.41
----------------------------------------
150,001 - 250,000                  38.32
----------------------------------------
250,001 - 350,000                  16.97
----------------------------------------
350,001 - 450,000                   0.43
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $144,161.37
Lowest: $22,400.00
Highest: $400,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           0.87%
----------------------------------------
50,001 - 150,000                   43.41
----------------------------------------
150,001 - 250,000                  38.32
----------------------------------------
250,001 - 350,000                  16.97
----------------------------------------
350,001 - 450,000                   0.43
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $143,837.87
Lowest: $22,383.78
Highest: $399,638.39

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED FULL AM                94.41%
----------------------------------------
20 YR FIXED FULL AM                 2.98
----------------------------------------
25 YR FIXED FULL AM                 2.39
----------------------------------------
29 YR FIXED FULL AM                 0.12
----------------------------------------
21 YR FIXED FULL AM                 0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.626 - 4.750                       1.24%
----------------------------------------
4.751 - 4.875                       1.29
----------------------------------------
4.876 - 5.000                       0.76
----------------------------------------
5.001 - 5.125                       1.47
----------------------------------------
5.126 - 5.250                       3.72
----------------------------------------
5.251 - 5.375                       4.22
----------------------------------------
5.376 - 5.500                       7.28
----------------------------------------
5.501 - 5.625                       3.70
----------------------------------------
5.626 - 5.750                       5.19
----------------------------------------
5.751 - 5.875                       7.33
----------------------------------------
5.876 - 6.000                       8.97
----------------------------------------

----------------------------------------
6.001 - 6.125                       7.67
----------------------------------------
6.126 - 6.250                      13.34
----------------------------------------
6.251 - 6.375                       7.68
----------------------------------------
6.376 - 6.500                       8.33
----------------------------------------
6.501 - 6.625                       4.16
----------------------------------------
6.626 - 6.750                       4.41
----------------------------------------
6.751 - 6.875                       2.25
----------------------------------------
6.876 - 7.000                       1.33
----------------------------------------
7.001 - 7.125                       2.98
----------------------------------------
7.126 - 7.250                       0.81
----------------------------------------
7.251 - 7.375                       0.86
----------------------------------------
7.376 - 7.500                       0.60
----------------------------------------
7.501 - 7.625                       0.25
----------------------------------------
7.876 - 8.000                       0.17
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.100
Lowest: 4.750
Highest: 8.000

--------------------------------------------------------------------------------

7. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           1.19%
----------------------------------------
750 - 799                          24.06
----------------------------------------
700 - 749                          43.01
----------------------------------------
650 - 699                          25.75
----------------------------------------
600 - 649                           5.99
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 719
Lowest: 620
Highest: 814

--------------------------------------------------------------------------------

8. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           48.95%
----------------------------------------
Refinance-Cashout                  27.58
----------------------------------------
Refinance-Rate/Term                23.47
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                73.01%
----------------------------------------
PUD Detach                         11.54
----------------------------------------
Condo                               7.59
----------------------------------------
PUD Attach                          3.54
----------------------------------------

----------------------------------------
2-Family                            2.36
----------------------------------------
Townhouse                           0.87
----------------------------------------
4-Family                            0.74
----------------------------------------
3-Family                            0.35
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
AVM                                11.00%
----------------------------------------
FULL                               89.00
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Standard                           50.67%
----------------------------------------
Stated                             34.26
----------------------------------------
No Ratio                            9.45
----------------------------------------
Reduced                             4.95
----------------------------------------
Rapid                               0.58
----------------------------------------
All Ready Home                      0.09
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Primary                           100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               51.88%
----------------------------------------
UGIC                               19.34
----------------------------------------
GEMIC                              17.25
----------------------------------------
RMIC                                5.66
----------------------------------------
PMIC                                3.82
----------------------------------------
TGIC                                1.38
----------------------------------------
RGIC                                0.67
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         19.18%
----------------------------------------
Florida                            14.85
----------------------------------------
Maryland                            7.43
----------------------------------------
Texas                               7.15
----------------------------------------

----------------------------------------
North Carolina                      7.02
----------------------------------------
Other                              44.37
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                26.29%
----------------------------------------
Southern California                73.71
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
20707                               0.58%
----------------------------------------
91710                               0.57
----------------------------------------
20009                               0.50
----------------------------------------
29466                               0.49
----------------------------------------
20705                               0.46
----------------------------------------
Other                              97.41
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.94%
----------------------------------------
1                                   0.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 2.98%
----------------------------------------
252                                 0.10
----------------------------------------
300                                 2.39
----------------------------------------
348                                 0.12
----------------------------------------
360                                94.41
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 354.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           2.98%
----------------------------------------
241 - 288                           0.10
----------------------------------------
289 - 294                           0.30
----------------------------------------
295 - 300                           2.10
----------------------------------------
343 - 348                           0.12
----------------------------------------
349 - 354                           5.22
----------------------------------------
355 - 360                          89.19
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 353.4 months
Lowest: 235 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  19.99%
----------------------------------------
1 - 6                              76.17
----------------------------------------
7 - 12                              3.85
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 1.5 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
20.01 - 25.00                       0.14%
----------------------------------------
25.01 - 30.00                       0.70
----------------------------------------
30.01 - 35.00                       0.28
----------------------------------------
35.01 - 40.00                       0.62
----------------------------------------
40.01 - 45.00                       0.89
----------------------------------------
45.01 - 50.00                       0.71
----------------------------------------
50.01 - 55.00                       1.99
----------------------------------------
55.01 - 60.00                       2.53
----------------------------------------
60.01 - 65.00                       2.75
----------------------------------------
65.01 - 70.00                       5.11
----------------------------------------
70.01 - 75.00                       9.35
----------------------------------------
75.01 - 80.00                      26.23
----------------------------------------
80.01 - 85.00                       3.26
----------------------------------------

----------------------------------------
85.01 - 90.00                      10.35
----------------------------------------
90.01 - 95.00                       5.62
----------------------------------------
95.01 - 100.00                     17.19
----------------------------------------
>= 100.01                          12.29
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 83.47%
Lowest: 24.56%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
20.01 - 25.00                       0.14%
----------------------------------------
25.01 - 30.00                       0.70
----------------------------------------
30.01 - 35.00                       0.28
----------------------------------------
35.01 - 40.00                       0.62
----------------------------------------
40.01 - 45.00                       0.89
----------------------------------------
45.01 - 50.00                       0.71
----------------------------------------
50.01 - 55.00                       1.99
----------------------------------------
55.01 - 60.00                       2.53
----------------------------------------
60.01 - 65.00                       3.03
----------------------------------------
65.01 - 70.00                       4.83
----------------------------------------
70.01 - 75.00                       9.70
----------------------------------------
75.01 - 80.00                      25.99
----------------------------------------
80.01 - 85.00                       3.62
----------------------------------------
85.01 - 90.00                      10.42
----------------------------------------
90.01 - 95.00                       5.19
----------------------------------------
95.01 - 100.00                     17.08
----------------------------------------
>= 100.01                          12.29
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 83.28%
Lowest: 24.54%
Highest: 103.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-10 Group 2
                   30YR CB Non-Owner Occupied with Higher NWAC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $141,613,873.60
Loan Count: 1,171
Cut-off Date: 2003-11-01
Avg. Loan Balance: $120,934.14
Avg. Orig. Balance: $121,052.10
W.A. FICO*: 737
W.A. Orig. LTV: 67.59%
W.A. Cut-Off LTV: 67.52%
W.A. Gross Coupon: 6.4958%
W.A. Net Coupon: 6.2413%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 355 months
W.A. Rem. Term: 354 months
W.A. Age: 1 months
% over 80 COLTV: 9.59%
% over 100 COLTV: 0.00%
% with PMI: 9.59%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 23.73%
W.A. MI Adjusted LTV: 65.48%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.58%
% Conforming: 100.00%

* FICO not available for 4 loans, or 0.4% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           4.77%
----------------------------------------
50,001  - 150,000                  46.37
----------------------------------------
150,001 - 250,000                  27.06
----------------------------------------
250,001 - 350,000                  16.84
----------------------------------------
350,001 - 450,000                   2.48
----------------------------------------
450,001 - 550,000                   2.08
----------------------------------------
550,001 - 650,000                   0.40
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $121,052.10
Lowest: $13,500.00
Highest: $573,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           4.77%
----------------------------------------
50,001  - 150,000                  46.37
----------------------------------------
150,001 - 250,000                  27.06
----------------------------------------
250,001 - 350,000                  16.84
----------------------------------------
350,001 - 450,000                   2.48
----------------------------------------
450,001 - 550,000                   2.08
----------------------------------------
550,001 - 650,000                   0.40
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $120,934.14
Lowest: $13,500.00
Highest: $572,469.28

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED FULL AM                95.02%
----------------------------------------
20 YR FIXED FULL AM                 3.77
----------------------------------------
25 YR FIXED FULL AM                 1.20
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
5.876 - 6.000                       7.14%
----------------------------------------
6.001 - 6.125                       8.89
----------------------------------------
6.126 - 6.250                      12.29
----------------------------------------
6.251 - 6.375                      18.60
----------------------------------------
6.376 - 6.500                      15.00
----------------------------------------
6.501 - 6.625                       8.25
----------------------------------------
6.626 - 6.750                      14.20
----------------------------------------
6.751 - 6.875                      10.18
----------------------------------------
6.876 - 7.000                       1.86
----------------------------------------

----------------------------------------
7.001 - 7.125                       2.61
----------------------------------------
7.126 - 7.250                       0.43
----------------------------------------
7.251 - 7.375                       0.31
----------------------------------------
7.376 - 7.500                       0.03
----------------------------------------
7.501 - 7.625                       0.12
----------------------------------------
8.001 - 8.125                       0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.496
Lowest: 6.000
Highest: 8.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           3.37%
----------------------------------------
750 - 799                          38.99
----------------------------------------
700 - 749                          36.58
----------------------------------------
650 - 699                          17.28
----------------------------------------
600 - 649                           3.37
----------------------------------------
N/A                                 0.42
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 737
Lowest: 613
Highest: 841

--------------------------------------------------------------------------------

8. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           40.56%
----------------------------------------
Refinance-Cashout                  35.67
----------------------------------------
Refinance-Rate/Term                23.77
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                48.53%
----------------------------------------
2-Family                           13.14
----------------------------------------
Condo                              13.01
----------------------------------------
4-Family                           10.47
----------------------------------------
3-Family                            5.92
----------------------------------------
PUD Detach                          5.42
----------------------------------------
PUD Attach                          2.90
----------------------------------------
Townhouse                           0.45
----------------------------------------
Condotel                            0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
AVM                                23.66%
----------------------------------------
FULL                               76.34
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            60.18%
----------------------------------------
Standard                           31.39
----------------------------------------
Stated                              4.86
----------------------------------------
Rapid                               1.44
----------------------------------------
All Ready Home                      1.28
----------------------------------------
No Ratio                            0.85
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           97.94%
----------------------------------------
Secondary                           2.06
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               90.41%
----------------------------------------
GEMIC                               3.13
----------------------------------------
UGIC                                2.40
----------------------------------------
RMIC                                1.91
----------------------------------------
PMIC                                1.33
----------------------------------------
RGIC                                0.54
----------------------------------------
TGIC                                0.28
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         45.93%
----------------------------------------
Florida                            12.72
----------------------------------------
Texas                               4.36
----------------------------------------
Georgia                             2.97
----------------------------------------
Nevada                              2.90
----------------------------------------
Other                              31.13
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                43.71%
----------------------------------------
Southern California                56.29
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
90740                               0.58%
----------------------------------------
92683                               0.56
----------------------------------------
94110                               0.53
----------------------------------------
92126                               0.50
----------------------------------------
91016                               0.50
----------------------------------------
Other                              97.33
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 3.77%
----------------------------------------

----------------------------------------
300                                 1.20
----------------------------------------
360                                95.02
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 354.7 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           3.77%
----------------------------------------
295 - 300                           1.20
----------------------------------------
349 - 354                           0.21
----------------------------------------
355 - 360                          94.81
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 353.9 months
Lowest: 236 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  26.42%
----------------------------------------
1 - 6                              73.37
----------------------------------------
7 - 12                              0.21
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.8 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.34%
----------------------------------------
20.01 - 25.00                       1.10
----------------------------------------
25.01 - 30.00                       0.90
----------------------------------------
30.01 - 35.00                       2.26
----------------------------------------
35.01 - 40.00                       2.47
----------------------------------------
40.01 - 45.00                       3.06
----------------------------------------
45.01 - 50.00                       5.34
----------------------------------------
50.01 - 55.00                       6.54
----------------------------------------
55.01 - 60.00                       4.82
----------------------------------------
60.01 - 65.00                       6.98
----------------------------------------
65.01 - 70.00                      16.70
----------------------------------------
70.01 - 75.00                      14.41
----------------------------------------
75.01 - 80.00                      25.49
----------------------------------------
80.01 - 85.00                       0.80
----------------------------------------
85.01 - 90.00                       8.80
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.59%
Lowest: 8.00%
Highest: 90.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            0.34%
----------------------------------------
20.01 - 25.00                       1.10
----------------------------------------
25.01 - 30.00                       0.90
----------------------------------------
30.01 - 35.00                       2.26
----------------------------------------
35.01 - 40.00                       2.47
----------------------------------------
40.01 - 45.00                       3.06
----------------------------------------
45.01 - 50.00                       5.34
----------------------------------------
50.01 - 55.00                       6.54
----------------------------------------
55.01 - 60.00                       4.91
----------------------------------------
60.01 - 65.00                       6.89
----------------------------------------
65.01 - 70.00                      16.76
----------------------------------------
70.01 - 75.00                      14.35
----------------------------------------
75.01 - 80.00                      25.49
----------------------------------------
80.01 - 85.00                       0.80
----------------------------------------
85.01 - 90.00                       8.80
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 67.52%
Lowest: 8.00%
Highest: 90.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BoAALT 2003-10 Group 1
                   30YR CB Non-Owner Occupied with Lower NWAC
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $67,040,858.86
Loan Count: 518
Cut-off Date: 2003-11-01
Avg. Loan Balance: $129,422.51
Avg. Orig. Balance: $129,564.86
W.A. FICO*: 736
W.A. Orig. LTV: 60.07%
W.A. Cut-Off LTV: 60.00%
W.A. Gross Coupon: 5.6830%
W.A. Net Coupon: 5.4285%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 349 months
W.A. Rem. Term: 348 months
W.A. Age: 1 months
% over 80 COLTV: 3.25%
% over 100 COLTV: 0.00%
% with PMI: 3.34%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 19.87%
W.A. MI Adjusted LTV: 59.42%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.22%
% Conforming: 100.00%

* FICO not available for 3 loans, or 0.6% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           2.52%
----------------------------------------
50,001  - 150,000                  45.85
----------------------------------------
150,001 - 250,000                  30.99
----------------------------------------
250,001 - 350,000                  16.65
----------------------------------------
350,001 - 450,000                   3.99
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $129,564.86
Lowest: $10,500.00
Highest: $441,750.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           2.52%
----------------------------------------
50,001 - 150,000                   45.85
----------------------------------------
150,001 - 250,000                  30.99
----------------------------------------
250,001 - 350,000                  16.65
----------------------------------------
350,001 - 450,000                   3.99
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $129,422.51
Lowest: $10,475.95
Highest: $441,100.18

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED FULL AM                89.09%
----------------------------------------
20 YR FIXED FULL AM                 7.52
----------------------------------------
25 YR FIXED FULL AM                 3.40
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.626 - 4.750                       2.24%
----------------------------------------
4.751 - 4.875                       1.35
----------------------------------------
4.876 - 5.000                       1.87
----------------------------------------
5.001 - 5.125                       1.06
----------------------------------------
5.126 - 5.250                       5.02
----------------------------------------
5.251 - 5.375                       7.51
----------------------------------------
5.376 - 5.500                      11.92
----------------------------------------
5.501 - 5.625                       4.50
----------------------------------------
5.626 - 5.750                      16.71
----------------------------------------
5.751 - 5.875                      34.32
----------------------------------------
5.876 - 6.000                      13.48
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.683
Lowest: 4.750
Highest: 6.000

--------------------------------------------------------------------------------

7. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.91%
----------------------------------------
750 - 799                          38.30
----------------------------------------
700 - 749                          36.94
----------------------------------------
650 - 699                          17.81
----------------------------------------
600 - 649                           3.41
----------------------------------------
N/A                                 0.62
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 736
Lowest: 622
Highest: 832

--------------------------------------------------------------------------------

8. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                47.37%
----------------------------------------
Refinance-Cashout                  40.38
----------------------------------------
Purchase                           12.26
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                55.88%
----------------------------------------
2-Family                           12.35
----------------------------------------
4-Family                           10.37
----------------------------------------
Condo                              10.14
----------------------------------------
3-Family                            6.03
----------------------------------------
PUD Detach                          4.67
----------------------------------------
PUD Attach                          0.40
----------------------------------------
Townhouse                           0.16
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
AVM                                35.55%
----------------------------------------
FULL                               64.45
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            51.41%
----------------------------------------
Standard                           43.47
----------------------------------------
All Ready Home                      2.82
----------------------------------------
Stated                              1.41
----------------------------------------
Rapid                               0.89
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           98.46%
----------------------------------------
Secondary                           1.54
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               96.66%
----------------------------------------
GEMIC                               1.66
----------------------------------------
RMIC                                0.71
----------------------------------------
PMIC                                0.58
----------------------------------------

----------------------------------------
UGIC                                0.26
----------------------------------------
TGIC                                0.13
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         49.99%
----------------------------------------
Florida                             9.07
----------------------------------------
Texas                               3.54
----------------------------------------
North Carolina                      3.11
----------------------------------------
Washington                          3.03
----------------------------------------
Other                              31.25
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                45.22%
----------------------------------------
Southern California                54.78
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
92234                               1.22%
----------------------------------------
95128                               0.97
----------------------------------------
02536                               0.89
----------------------------------------
94577                               0.74
----------------------------------------
92113                               0.72
----------------------------------------
Other                              95.46
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 7.52%
----------------------------------------
300                                 3.40
----------------------------------------
360                                89.09
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 348.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           7.52%
----------------------------------------
289 - 294                           0.11
----------------------------------------
295 - 300                           3.29
----------------------------------------
349 - 354                           0.26
----------------------------------------
355 - 360                          88.83
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 348.1 months
Lowest: 238 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  25.65%
----------------------------------------
1 - 6                              73.98
----------------------------------------
7 - 12                              0.36
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 0.9 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            1.68%
----------------------------------------
20.01 - 25.00                       1.98
----------------------------------------
25.01 - 30.00                       3.48
----------------------------------------
30.01 - 35.00                       2.19
----------------------------------------

----------------------------------------
35.01 - 40.00                       5.64
----------------------------------------
40.01 - 45.00                       8.06
----------------------------------------
45.01 - 50.00                       5.94
----------------------------------------
50.01 - 55.00                       7.42
----------------------------------------
55.01 - 60.00                       7.99
----------------------------------------
60.01 - 65.00                       7.12
----------------------------------------
65.01 - 70.00                      16.45
----------------------------------------
70.01 - 75.00                      12.83
----------------------------------------
75.01 - 80.00                      15.97
----------------------------------------
80.01 - 85.00                       1.01
----------------------------------------
85.01 - 90.00                       2.07
----------------------------------------
90.01 - 95.00                       0.17
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 60.07%
Lowest: 9.33%
Highest: 93.75%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            1.68%
----------------------------------------
20.01 - 25.00                       1.98
----------------------------------------
25.01 - 30.00                       3.48
----------------------------------------
30.01 - 35.00                       2.19
----------------------------------------
35.01 - 40.00                       5.77
----------------------------------------
40.01 - 45.00                       7.93
----------------------------------------
45.01 - 50.00                       5.94
----------------------------------------
50.01 - 55.00                       7.62
----------------------------------------
55.01 - 60.00                       7.79
----------------------------------------

----------------------------------------
60.01 - 65.00                       7.12
----------------------------------------
65.01 - 70.00                      16.59
----------------------------------------
70.01 - 75.00                      12.69
----------------------------------------
75.01 - 80.00                      15.97
----------------------------------------
80.01 - 85.00                       1.01
----------------------------------------
85.01 - 90.00                       2.07
----------------------------------------
90.01 - 95.00                       0.17
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 60.00%
Lowest: 9.31%
Highest: 93.66%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-10
                                15 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics
Pool Size: $169,818,164.48
Loan Count: 1,660
Cut-off Date: 2003-11-01
Avg. Loan Balance: $102,300.10
Avg. Orig. Balance: $102,839.67
W.A. FICO*: 729
W.A. Orig. LTV: 60.19%
W.A. Cut-Off LTV: 59.87%
W.A. Gross Coupon: 5.3969%
W.A. Net Coupon: 5.1424%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 175 months
W.A. Rem. Term: 174 months
W.A. Age: 1 months
% over 80 COLTV: 8.33%
% over 100 COLTV: 0.00%
% with PMI: 8.57%
% over 80 with PMI: 100.00%
W.A. MI Coverage: 13.18%
W.A. MI Adjusted LTV: 58.87%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.72%
% Conforming: 88.05%

* FICO not available for 3 loans, or 0.5% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           9.13%
----------------------------------------
 50,001 -   150,000                50.40
----------------------------------------
150,001 -   250,000                18.98
----------------------------------------
250,001 -   350,000                 9.36
----------------------------------------
350,001 -   450,000                 4.45
----------------------------------------
450,001 -   550,000                 2.08
----------------------------------------
550,001 -   650,000                 1.78
----------------------------------------
650,001 -   750,000                 0.85
----------------------------------------
750,001 -   850,000                 1.86
----------------------------------------
850,001 -   950,000                 0.55
----------------------------------------
950,001 - 1,050,000                 0.57
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $102,839.67
Lowest: $8,000.00
Highest: $974,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           9.15%
----------------------------------------
 50,001 - 150,000                  50.55
----------------------------------------
150,001 - 250,000                  18.81
----------------------------------------
250,001 - 350,000                   9.56
----------------------------------------
350,001 - 450,000                   4.24
----------------------------------------
450,001 - 550,000                   2.08
----------------------------------------
550,001 - 650,000                   1.78
----------------------------------------
650,001 - 750,000                   0.85
----------------------------------------
750,001 - 850,000                   1.86
----------------------------------------
850,001 - 950,000                   0.55
----------------------------------------

----------------------------------------
950,001 - 1,050,000                 0.57
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $102,300.10
Lowest: $7,971.89
Highest: $959,631.98

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
15 YR                              89.06%
----------------------------------------
15 YR EXP Criteria                 10.94
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.001 - 4.125                       0.06%
----------------------------------------
4.126 - 4.250                       1.61
----------------------------------------

----------------------------------------
4.251 - 4.375                       0.86
----------------------------------------
4.376 - 4.500                       2.33
----------------------------------------
4.501 - 4.625                       1.66
----------------------------------------
4.626 - 4.750                       7.64
----------------------------------------
4.751 - 4.875                       9.49
----------------------------------------
4.876 - 5.000                       6.04
----------------------------------------
5.001 - 5.125                       3.99
----------------------------------------
5.126 - 5.250                      10.62
----------------------------------------
5.251 - 5.375                       7.92
----------------------------------------
5.376 - 5.500                      11.96
----------------------------------------
5.501 - 5.625                       6.07
----------------------------------------
5.626 - 5.750                       7.44
----------------------------------------
5.751 - 5.875                       6.85
----------------------------------------
5.876 - 6.000                       4.37
----------------------------------------
6.001 - 6.125                       3.31
----------------------------------------
6.126 - 6.250                       3.59
----------------------------------------
6.251 - 6.375                       1.80
----------------------------------------
6.376 - 6.500                       1.48
----------------------------------------
6.501 - 6.625                       0.53
----------------------------------------
6.626 - 6.750                       0.05
----------------------------------------
6.751 - 6.875                       0.10
----------------------------------------
6.876 - 7.000                       0.12
----------------------------------------
7.126 - 7.250                       0.10
----------------------------------------
7.251 - 7.375                       0.01
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 5.397
Lowest: 4.125
Highest: 7.375

--------------------------------------------------------------------------------

7. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           4.00%
----------------------------------------
750 - 799                          31.13
----------------------------------------
700 - 749                          36.56
----------------------------------------
650 - 699                          22.69
----------------------------------------
600 - 649                           5.10
----------------------------------------
N/A                                 0.50
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 729
Lowest: 601
Highest: 842

--------------------------------------------------------------------------------

8. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Refinance-Rate/Term                54.26%
----------------------------------------
Refinance-Cashout                  34.48
----------------------------------------
Purchase                           11.26
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                66.24%
----------------------------------------
2-Family                           10.55
----------------------------------------
Condo                               6.85
----------------------------------------
PUD Detach                          5.88
----------------------------------------
3-Family                            4.03
----------------------------------------
4-Family                            3.99
----------------------------------------
PUD Attach                          2.14
----------------------------------------
Townhouse                           0.20
----------------------------------------
Condotel                            0.10
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
AVM                                33.55%
----------------------------------------
FULL                               66.45
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Reduced                            39.82%
----------------------------------------
Standard                           34.15
----------------------------------------
Stated                             16.97
----------------------------------------
No Ratio                            3.57
----------------------------------------
All Ready Home                      2.93
----------------------------------------
Rapid                               2.55
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           65.29%
----------------------------------------
Primary                            32.69
----------------------------------------
Secondary                           2.02
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               91.43%
----------------------------------------
GEMIC                               2.64
----------------------------------------
UGIC                                2.49
----------------------------------------
RMIC                                1.54
----------------------------------------
PMIC                                1.01
----------------------------------------
TGIC                                0.63
----------------------------------------
RGIC                                0.22
----------------------------------------

----------------------------------------
MGIC                                0.03
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         37.03%
----------------------------------------
Florida                            16.17
----------------------------------------
Texas                               6.22
----------------------------------------
North Carolina                      4.72
----------------------------------------
Maryland                            3.72
----------------------------------------
Other                              32.14
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
94507                               0.72%
----------------------------------------
90505                               0.62
----------------------------------------
94062                               0.57
----------------------------------------
29576                               0.55
----------------------------------------
90275                               0.55
----------------------------------------
Other                              97.00
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

17. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

18. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.92%
----------------------------------------
1                                   0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

19. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
120                                 7.89%
----------------------------------------
132                                 0.07
----------------------------------------
144                                 0.04
----------------------------------------
156                                 0.53
----------------------------------------
168                                 0.22
----------------------------------------
180                                91.25
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 175.1 months
Lowest: 120 months
Highest: 180 months

--------------------------------------------------------------------------------

22. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
109 - 114                           0.02%
----------------------------------------
115 - 120                           7.87
----------------------------------------
121 - 168                           0.87
----------------------------------------
169 - 174                           0.69
----------------------------------------
175 - 180                          90.56
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 173.9 months
Lowest: 112 months
Highest: 180 months

--------------------------------------------------------------------------------

23. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  18.17%
----------------------------------------
1 - 6                              81.75
----------------------------------------
7 - 12                              0.08
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 1.2 months
Lowest: 0 months
Highest: 8 months

--------------------------------------------------------------------------------

24. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            1.83%
----------------------------------------
20.01 - 25.00                       2.62
----------------------------------------
25.01 - 30.00                       4.81
----------------------------------------
30.01 - 35.00                       3.84
----------------------------------------
35.01 - 40.00                       4.72
----------------------------------------
40.01 - 45.00                       6.25
----------------------------------------
45.01 - 50.00                       8.21
----------------------------------------
50.01 - 55.00                       4.24
----------------------------------------
55.01 - 60.00                       7.60
----------------------------------------
60.01 - 65.00                       7.80
----------------------------------------
65.01 - 70.00                      11.43
----------------------------------------

----------------------------------------
70.01 - 75.00                      12.32
----------------------------------------
75.01 - 80.00                      15.75
----------------------------------------
80.01 - 85.00                       2.84
----------------------------------------
85.01 - 90.00                       3.70
----------------------------------------
90.01 - 95.00                       2.03
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 60.19%
Lowest: 8.02%
Highest: 95.00%

--------------------------------------------------------------------------------

25. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                            1.90%
----------------------------------------
20.01 - 25.00                       2.93
----------------------------------------
25.01 - 30.00                       4.44
----------------------------------------
30.01 - 35.00                       4.16
----------------------------------------
35.01 - 40.00                       4.47
----------------------------------------
40.01 - 45.00                       6.79
----------------------------------------
45.01 - 50.00                       7.65
----------------------------------------
50.01 - 55.00                       4.60
----------------------------------------
55.01 - 60.00                       7.63
----------------------------------------
60.01 - 65.00                       7.72
----------------------------------------
65.01 - 70.00                      11.46
----------------------------------------
70.01 - 75.00                      12.25
----------------------------------------
75.01 - 80.00                      15.68
----------------------------------------
80.01 - 85.00                       2.76
----------------------------------------
85.01 - 90.00                       3.86
----------------------------------------
90.01 - 95.00                       1.71
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 59.87%
Lowest: 7.92%
Highest: 94.66%


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                                                     Global Structured Finance

                                                          BoAALT 2003-10
                                                         30 Yr Fixed Rate

----------------------------------------------------------------------------------------------------------------------------------

1.  Original Balance

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                         of         Current       Loans by     Original    W.A.    W.A.      W.A.      Original   Remaining   W.A.
                      Mortgage     Principal      Principal   Principal   Gross    FICO     Original    Term to    Term to    Loan
Original Balance       Loans        Balance        Balance     Balance    Coupon   Score      LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
<= 50,000                  228   $   9,266,085         2.75%  $  40,684    6.356%     726      69.96%       349         348      1
----------------------------------------------------------------------------------------------------------------------------------
 50,001 -   150,000      1,415     136,928,441        40.65      96,928    6.212      729      72.08        352         351      1
----------------------------------------------------------------------------------------------------------------------------------
150,001 -   250,000        494      94,864,644        28.16     192,277    6.159      728      70.99        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
250,001 -   350,000        189      54,961,092        16.31     291,129    6.175      738      69.33        357         356      1
----------------------------------------------------------------------------------------------------------------------------------
350,001 -   450,000         46      18,190,981         5.40     395,865    6.217      733      67.58        349         348      1
----------------------------------------------------------------------------------------------------------------------------------
450,001 -   550,000         19       9,317,179         2.77     490,843    6.231      743      64.76        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
550,001 -   650,000         10       5,992,138         1.78     599,888    6.195      731      70.97        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
650,001 -   750,000          3       2,072,904         0.62     691,674    5.880      720      49.70        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
750,001 -   850,000          3       2,379,139         0.71     795,000    5.832      716      66.24        360         358      2
----------------------------------------------------------------------------------------------------------------------------------
850,001 -   950,000          1         919,482         0.27     920,200    7.250      736      57.51        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
950,001 - 1,050,000          2       1,985,611         0.59     993,772    6.152      717      56.33        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

Average: $139,974.93
Lowest: $10,500.00
Highest: $1,036,500.00

----------------------------------------------------------------------------------------------------------------------------------

2.  Gross Coupon

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                        of          Current       Loans by    Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal      Principal   Principal    Gross    FICO    Original    Term to    Term to    Loan
Gross Coupon           Loans        Balance        Balance     Balance    Coupon   Score      LTV      Maturity    Maturity   Age
----------------------------------------------------------------------------------------------------------------------------------
4.626 - 4.750               22   $   2,663,735         0.79%  $ 121,275    4.750%     719      61.66%       348         347      1
----------------------------------------------------------------------------------------------------------------------------------
4.751 - 4.875               15       2,106,460         0.63     140,841    4.875      716      69.79        351         350      2
----------------------------------------------------------------------------------------------------------------------------------
4.876 - 5.000               16       1,965,077         0.58     122,975    5.000      712      62.99        338         337      1
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.125               17       2,082,070         0.62     122,667    5.125      705      76.85        349         348      1
----------------------------------------------------------------------------------------------------------------------------------
5.126 - 5.250               59       6,834,468         2.03     116,125    5.250      706      70.31        328         327      1
----------------------------------------------------------------------------------------------------------------------------------
5.251 - 5.375               69      10,060,408         2.99     146,049    5.375      726      67.11        341         339      1
----------------------------------------------------------------------------------------------------------------------------------
5.376 - 5.500              119      17,067,920         5.07     143,787    5.500      721      66.35        352         351      2
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 5.625               54       8,101,687         2.40     150,324    5.625      721      73.29        359         357      2
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
5.626 - 5.750              122      18,670,228         5.54     153,240    5.750      723      66.49        351         350      1
----------------------------------------------------------------------------------------------------------------------------------
5.751 - 5.875              214      34,023,250        10.10     159,178    5.875      728      63.42        350         349      1
----------------------------------------------------------------------------------------------------------------------------------
5.876 - 6.000              195      33,305,028         9.89     171,010    6.000      731      68.17        356         355      1
----------------------------------------------------------------------------------------------------------------------------------
6.001 - 6.125              145      20,873,213         6.20     144,150    6.125      737      70.83        357         356      1
----------------------------------------------------------------------------------------------------------------------------------
6.126 - 6.250              220      32,631,299         9.69     148,527    6.250      740      72.22        357         356      1
----------------------------------------------------------------------------------------------------------------------------------
6.251 - 6.375              277      36,791,850        10.92     132,974    6.375      736      70.50        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
6.376 - 6.500              232      31,626,200         9.39     136,441    6.500      731      72.67        353         353      1
----------------------------------------------------------------------------------------------------------------------------------
6.501 - 6.625              139      17,149,014         5.09     123,679    6.625      734      74.64        358         357      1
----------------------------------------------------------------------------------------------------------------------------------
6.626 - 6.750              209      26,670,809         7.92     127,741    6.750      733      74.68        358         357      1
----------------------------------------------------------------------------------------------------------------------------------
6.751 - 6.875              156      17,451,639         5.18     111,982    6.875      732      73.30        358         357      1
----------------------------------------------------------------------------------------------------------------------------------
6.876 - 7.000               37       3,866,928         1.15     104,638    7.000      734      81.38        357         356      1
----------------------------------------------------------------------------------------------------------------------------------
7.001 - 7.125               54       6,885,484         2.04     127,619    7.125      733      81.35        356         355      1
----------------------------------------------------------------------------------------------------------------------------------
7.126 - 7.250               15       3,102,965         0.92     207,057    7.250      735      70.06        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
7.251 - 7.375               11       1,239,852         0.37     112,782    7.375      750      80.72        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
7.376 - 7.500                5         597,782         0.18     119,638    7.500      750      72.86        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
7.501 - 7.625                5         402,341         0.12      80,532    7.625      747      82.84        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
7.751 - 7.875                1         413,400         0.12     413,400    7.875      784      80.00        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
7.876 - 8.000                1         155,677         0.05     155,782    8.000      687      97.00        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.125                1         138,909         0.04     139,000    8.125      771      35.73        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 6.193%
Lowest: 4.750%
Highest: 8.125%

----------------------------------------------------------------------------------------------------------------------------------

3.  Credit Score

----------------------------------------------------------------------------------------------------------------------------------
                       Number      Aggregate     Percent of    Average                                   W.A.       W.A.
                        of          Current      Loans by     Original     W.A.     W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
Credit Score           Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
825 - 849                    5   $     512,400         0.15%  $ 102,603    6.079%     832      49.46%       360         359      1
----------------------------------------------------------------------------------------------------------------------------------
800 - 824                   61       7,813,427         2.32     128,186    6.248      806      62.90        356         355      1
----------------------------------------------------------------------------------------------------------------------------------
775 - 799                  333      47,723,879        14.17     143,577    6.201      786      65.52        352         351      1
----------------------------------------------------------------------------------------------------------------------------------
750 - 774                  469      65,978,692        19.59     140,845    6.261      762      70.75        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
725 - 749                  490      68,671,639        20.38     140,315    6.273      738      72.21        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
700 - 724                  435      65,285,859        19.38     150,288    6.155      713      70.80        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
675 - 699                  317      44,796,327        13.30     141,514    6.123      688      71.37        353         352      1
----------------------------------------------------------------------------------------------------------------------------------
650 - 674                  184      21,539,117         6.39     117,217    6.112      664      74.20        355         353      1
----------------------------------------------------------------------------------------------------------------------------------
625 - 649                   96      11,639,865         3.46     121,432    5.974      640      73.71        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
600 - 624                   13       1,909,970         0.57     147,213    5.885      617      63.62        354         352      2
----------------------------------------------------------------------------------------------------------------------------------
N/A                          7       1,006,521         0.30     144,446    6.134        0      78.89        360         356      4
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 731
Lowest: 605
Highest: 841

----------------------------------------------------------------------------------------------------------------------------------

4.  Index

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate     of Loans      Average                                   W.A.       W.A.
                        of          Current         by        Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
Index                  Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
FIX                      2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

5.  Loan Purpose

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate     of Loans      Average                                   W.A.       W.A.
                        of          Current         by        Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
Loan Purpose           Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Purchase                   918   $ 120,230,431        35.69%  $ 131,170    6.439%     742      82.60%       359         358      1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Cashout          764     112,831,865        33.49     147,844    6.130      723      64.55        353         352      1
----------------------------------------------------------------------------------------------------------------------------------
Refinance-Rate/Term        728     103,815,399        30.82     142,819    5.977      727      62.93        349         348      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

6.  Property Type

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate     of Loans      Average                                   W.A.       W.A.
                        of          Current         by        Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
Property Type          Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
SFR                      1,536   $ 200,483,933        59.51%  $ 130,728    6.166%     728      72.37%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------
Condo                      272      34,604,764        10.27     127,365    6.268      739      71.07        358         356      1
----------------------------------------------------------------------------------------------------------------------------------
2-Family                   210      32,180,737         9.55     153,383    6.212      736      64.46        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
PUD Detach                 145      24,930,384         7.40     172,198    6.264      724      76.11        358         357      1
----------------------------------------------------------------------------------------------------------------------------------
4-Family                   101      22,470,538         6.67     222,655    6.163      745      60.51        348         347      1
----------------------------------------------------------------------------------------------------------------------------------
3-Family                    69      12,754,657         3.79     185,052    6.159      737      56.78        347         346      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
PUD Attach                  63       7,674,805         2.28     121,942    6.337      723      76.38        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
Townhouse                   13       1,557,551         0.46     119,960    6.406      724      77.81        352         351      1
----------------------------------------------------------------------------------------------------------------------------------
Condotel                     1         220,328         0.07     220,500    7.250      724      70.00        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

7.  Occupancy Status

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate     of Loans      Average                                   W.A.       W.A.
                        of          Current         by        Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
Occupancy Status       Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
Investor                 1,674   $ 209,193,210        62.10%  $ 125,089    6.231%     736      64.89%       353         352      1
----------------------------------------------------------------------------------------------------------------------------------
Primary                    709     123,020,715        36.52     173,857    6.122      721      79.85        356         355      1
----------------------------------------------------------------------------------------------------------------------------------
Secondary                   27       4,663,770         1.38     173,194    6.389      742      74.80        351         349      2
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

8.  Geographic Distribution

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate     of Loans      Average                                   W.A.       W.A.
                        of          Current         by        Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
Geographic            Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
Distribution           Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
California                 690   $ 136,981,620        40.66%  $ 198,738    6.128%     739      61.14%       355         354      1
----------------------------------------------------------------------------------------------------------------------------------
Florida                    371      39,677,561        11.78     107,099    6.257      723      76.44        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
Texas                      167      15,991,590         4.75      95,932    6.314      731      82.16        353         351      1
----------------------------------------------------------------------------------------------------------------------------------
North Carolina             121      12,754,651         3.79     105,550    6.067      714      77.87        350         349      1
----------------------------------------------------------------------------------------------------------------------------------
Maryland                    82      12,101,865         3.59     147,830    6.084      712      78.52        351         350      1
----------------------------------------------------------------------------------------------------------------------------------
Virginia                    81      11,178,653         3.32     138,199    6.164      726      75.23        353         352      1
----------------------------------------------------------------------------------------------------------------------------------
Georgia                     96      10,703,628         3.18     111,621    6.229      709      78.64        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
Arizona                    102       9,393,299         2.79      92,239    6.077      714      77.46        353         351      1
----------------------------------------------------------------------------------------------------------------------------------
Nevada                      58       8,194,379         2.43     141,596    6.298      737      74.83        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Washington                  48       7,186,507         2.13     149,933    6.344      740      72.56        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
South Carolina              58       6,121,241         1.82     105,693    6.182      726      84.87        353         352      1
----------------------------------------------------------------------------------------------------------------------------------
Missouri                    68       5,249,267         1.56      77,314    6.286      723      76.06        343         342      1
----------------------------------------------------------------------------------------------------------------------------------
New York                    25       5,238,615         1.56     209,952    6.411      725      74.58        358         356      2
----------------------------------------------------------------------------------------------------------------------------------
Colorado                    32       4,894,810         1.45     153,078    6.298      732      69.89        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Illinois                    33       4,842,754         1.44     146,957    6.408      730      70.99        357         356      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Massachusetts               22       4,560,990         1.35     207,536    6.115      733      71.21        339         338      1
----------------------------------------------------------------------------------------------------------------------------------
Hawaii                      20       3,803,326         1.13     190,456    5.999      749      67.97        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Oregon                      23       3,764,364         1.12     163,916    6.508      730      66.16        356         355      1
----------------------------------------------------------------------------------------------------------------------------------
Tennessee                   46       3,674,547         1.09      79,955    6.304      729      82.47        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
Connecticut                 11       2,704,712         0.80     246,215    6.335      722      74.22        351         350      1
----------------------------------------------------------------------------------------------------------------------------------
Other                      256      27,859,317         8.27     109,060    6.282      731      79.17        352         351      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

9.  County Distribution

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate     of Loans      Average                                   W.A.       W.A.
                        of          Current         by        Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
County Distribution    Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
LOS ANGELES ,CA            193   $  42,376,564        12.58%  $ 219,815    6.067%     735      62.90%       355         354      1
----------------------------------------------------------------------------------------------------------------------------------
ORANGE ,CA                  64      14,527,238         4.31     227,276    6.135      741      61.24        351         350      1
----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO ,CA               56      10,924,837         3.24     195,265    6.161      740      61.24        358         357      1
----------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA ,CA             43      10,180,956         3.02     236,915    6.014      746      48.37        349         349      0
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
MARICOPA ,AZ                72       6,407,693         1.90      89,159    6.068      709      78.08        352         351      2
----------------------------------------------------------------------------------------------------------------------------------
DADE ,FL                    43       5,992,871         1.78     139,622    6.197      719      75.60        352         351      1
----------------------------------------------------------------------------------------------------------------------------------
CLARK ,NV                   37       5,571,881         1.65     150,757    6.306      737      74.95        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
BROWARD ,FL                 45       5,464,194         1.62     121,617    6.416      729      79.29        359         358      2
----------------------------------------------------------------------------------------------------------------------------------
ALAMEDA ,CA                 21       5,393,723         1.60     257,173    6.105      737      59.16        341         341      1
----------------------------------------------------------------------------------------------------------------------------------
SAN FRANCISCO ,CA           15       5,135,574         1.52     342,668    6.147      760      61.87        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Other                    1,821     224,902,164        66.76     123,686    6.229      728      73.76        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

10. Original LTV

----------------------------------------------------------------------------------------------------------------------------------
                                                  Percent
                       Number      Aggregate      of Loans     Average                                   W.A.       W.A.
                        of          Current         by        Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
Original LTV           Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
 5.01 - 10.00                2   $     213,892         0.06%  $ 107,000    5.811%     774       8.58%       360         360      0
----------------------------------------------------------------------------------------------------------------------------------
10.01 - 15.00                5         292,986         0.09      58,615    5.766      759      13.58        360         360      0
----------------------------------------------------------------------------------------------------------------------------------
15.01 - 20.00               13       1,102,887         0.33      84,892    5.719      739      17.89        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
20.01 - 25.00               30       3,008,890         0.89     100,410    6.046      749      22.16        354         354      1
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
 25.01 -  30.00             33       4,712,554         1.40     142,967    5.888      765      27.48        343         342      1
----------------------------------------------------------------------------------------------------------------------------------
 30.01 -  35.00             39       4,928,313         1.46     126,479    6.158      750      32.70        353         353      1
----------------------------------------------------------------------------------------------------------------------------------
 35.01 -  40.00             54       9,014,651         2.68     167,103    6.035      743      37.70        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
 40.01 -  45.00             76      11,394,625         3.38     150,104    5.992      737      42.50        350         349      1
----------------------------------------------------------------------------------------------------------------------------------
 45.01 -  50.00             89      14,227,505         4.22     160,023    6.096      735      47.57        351         351      1
----------------------------------------------------------------------------------------------------------------------------------
 50.01 -  55.00            115      17,259,503         5.12     150,220    6.146      738      52.79        353         352      1
----------------------------------------------------------------------------------------------------------------------------------
 55.01 -  60.00            113      17,580,887         5.22     155,715    6.163      730      57.48        353         352      1
----------------------------------------------------------------------------------------------------------------------------------
 60.01 -  65.00            132      21,930,825         6.51     166,304    6.258      735      62.94        353         352      1
----------------------------------------------------------------------------------------------------------------------------------
 65.01 -  70.00            283      41,587,570        12.35     147,137    6.140      723      68.57        352         351      1
----------------------------------------------------------------------------------------------------------------------------------
 70.01 -  75.00            291      45,091,801        13.39     155,186    6.210      730      73.57        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
 75.01 -  80.00            611      82,618,062        24.52     135,375    6.237      728      79.36        355         354      1
----------------------------------------------------------------------------------------------------------------------------------
 80.01 -  85.00             41       5,190,760         1.54     126,937    5.963      707      83.34        349         347      2
----------------------------------------------------------------------------------------------------------------------------------
 85.01 -  90.00            232      23,503,390         6.98     101,461    6.378      728      89.32        354         353      1
----------------------------------------------------------------------------------------------------------------------------------
 90.01 -  95.00             43       5,696,561         1.69     132,842    5.728      706      93.35        344         342      2
----------------------------------------------------------------------------------------------------------------------------------
 95.01 - 100.00            122      16,048,514         4.76     132,023    6.403      734      99.23        360         358      2
----------------------------------------------------------------------------------------------------------------------------------
100.01 - 105.00             86      11,473,516         3.41     133,651    6.352      741     102.78        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 70.49%
Lowest: 8.00%
Highest: 103.00%

----------------------------------------------------------------------------------------------------------------------------------

11. Original Term

----------------------------------------------------------------------------------------------------------------------------------

                                                  Percent
                       Number      Aggregate      of Loans     Average                                   W.A.       W.A.
                        of          Current         by        Original      W.A.    W.A.      W.A.     Original   Remaining   W.A.
                      Mortgage     Principal     Principal    Principal    Gross   FICO     Original    Term to    Term to    Loan
Original Term          Loans        Balance       Balance      Balance    Coupon   Score      LTV      Maturity   Maturity    Age
----------------------------------------------------------------------------------------------------------------------------------
240                        132   $  13,885,832         4.12%  $ 105,488    5.912%     732      65.10%       240         239      1
----------------------------------------------------------------------------------------------------------------------------------
252                          1          93,703         0.03      93,703    5.750      643      88.40        252         252      0
----------------------------------------------------------------------------------------------------------------------------------
300                         52       6,215,872         1.85     119,820    5.861      732      68.70        300         298      2
----------------------------------------------------------------------------------------------------------------------------------
348                          1         111,009         0.03     111,009    5.875      686      93.68        348         348      0
----------------------------------------------------------------------------------------------------------------------------------
360                      2,224     316,571,280        93.97     142,527    6.212      731      70.75        360         359      1
----------------------------------------------------------------------------------------------------------------------------------
Total:                   2,410   $ 336,877,696       100.00%  $ 139,975    6.193%     731      70.49%       354         353      1
----------------------------------------------------------------------------------------------------------------------------------

W.A.: 353.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                                 BoAALT 2003-10
                                30 Yr Fixed Rate
                            Collateral Summary Report

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $336,877,695.67
Loan Count: 2,410
Cut-off Date: 2003-11-01
Avg. Loan Balance: $139,783.28
Avg. Orig. Balance: $139,974.93
W.A. FICO*: 731
W.A. Orig. LTV: 70.49%
W.A. Cut-Off LTV: 70.39%
W.A. Gross Coupon: 6.1933%
W.A. Net Coupon: 5.9388%
W.A. Admin Fee: 0.2545%
W.A. Orig. Term: 354 months
W.A. Rem. Term: 353 months
W.A. Age: 1 months
% over 80 COLTV: 18.35%
% over 100 COLTV: 3.41%
% with PMI: 18.23%
% over 80 with PMI: 99.11%
W.A. MI Coverage: 28.13%
W.A. MI Adjusted LTV: 65.49%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.42%
% Conforming: 89.65%

* FICO not available for 7 loans, or 0.3% of the aggregate pool balance.

--------------------------------------------------------------------------------

2. Original Balance

----------------------------------------
Original Balance                 Percent
----------------------------------------
<= 50,000                           2.75%
----------------------------------------
 50,001 -   150,000                40.65
----------------------------------------
150,001 -   250,000                28.16
----------------------------------------
250,001 -   350,000                16.31
----------------------------------------
350,001 -   450,000                 5.40
----------------------------------------
450,001 -   550,000                 2.77
----------------------------------------
550,001 -   650,000                 1.78
----------------------------------------
650,001 -   750,000                 0.62
----------------------------------------
750,001 -   850,000                 0.71
----------------------------------------
850,001 -   950,000                 0.27
----------------------------------------
950,001 - 1,050,000                 0.59
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $139,974.93
Lowest: $10,500.00
Highest: $1,036,500.00

--------------------------------------------------------------------------------

3. Cut-Off Balance

----------------------------------------
Cut-Off Balance                  Percent
----------------------------------------
<= 50,000                           2.75%
----------------------------------------
 50,001 - 150,000                  40.65
----------------------------------------
150,001 - 250,000                  28.16
----------------------------------------
250,001 - 350,000                  16.31
----------------------------------------
350,001 - 450,000                   5.40
----------------------------------------
450,001 - 550,000                   2.77
----------------------------------------
550,001 - 650,000                   1.78
----------------------------------------
650,001 - 750,000                   0.62
----------------------------------------
750,001 - 850,000                   0.71
----------------------------------------
850,001 - 950,000                   0.27
----------------------------------------

----------------------------------------
950,001 - 1,050,000                 0.59
----------------------------------------
Total:                            100.00%
----------------------------------------

Average: $139,783.28
Lowest: $10,475.95
Highest: $1,035,607.59

--------------------------------------------------------------------------------

4. Index

----------------------------------------
Index                            Percent
----------------------------------------
FIX                               100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

5. Product Type

----------------------------------------
Product Type                     Percent
----------------------------------------
30 YR FIXED FULL AM                93.97%
----------------------------------------
20 YR FIXED FULL AM                 4.12
----------------------------------------
25 YR FIXED FULL AM                 1.85
----------------------------------------
29 YR FIXED FULL AM                 0.03
----------------------------------------
21 YR FIXED FULL AM                 0.03
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

6. Coupon

----------------------------------------
Coupon                           Percent
----------------------------------------
4.626 - 4.750                       0.79%
----------------------------------------
4.751 - 4.875                       0.63
----------------------------------------
4.876 - 5.000                       0.58
----------------------------------------
5.001 - 5.125                       0.62
----------------------------------------
5.126 - 5.250                       2.03
----------------------------------------
5.251 - 5.375                       2.99
----------------------------------------
5.376 - 5.500                       5.07
----------------------------------------
5.501 - 5.625                       2.40
----------------------------------------
5.626 - 5.750                       5.54
----------------------------------------
5.751 - 5.875                      10.10
----------------------------------------
5.876 - 6.000                       9.89
----------------------------------------
6.001 - 6.125                       6.20
----------------------------------------
6.126 - 6.250                       9.69
----------------------------------------
6.251 - 6.375                      10.92
----------------------------------------
6.376 - 6.500                       9.39
----------------------------------------
6.501 - 6.625                       5.09
----------------------------------------
6.626 - 6.750                       7.92
----------------------------------------
6.751 - 6.875                       5.18
----------------------------------------
6.876 - 7.000                       1.15
----------------------------------------
7.001 - 7.125                       2.04
----------------------------------------
7.126 - 7.250                       0.92
----------------------------------------
7.251 - 7.375                       0.37
----------------------------------------
7.376 - 7.500                       0.18
----------------------------------------
7.501 - 7.625                       0.12
----------------------------------------
7.751 - 7.875                       0.12
----------------------------------------
7.876 - 8.000                       0.05
----------------------------------------
8.001 - 8.125                       0.04
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 6.193
Lowest: 4.750
Highest: 8.125

--------------------------------------------------------------------------------

7. Credit Score

----------------------------------------
Credit Score                     Percent
----------------------------------------
800 - 849                           2.47%
----------------------------------------
750 - 799                          33.75
----------------------------------------
700 - 749                          39.76
----------------------------------------
650 - 699                          19.69
----------------------------------------
600 - 649                           4.02
----------------------------------------
N/A                                 0.30
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 731
Lowest: 605
Highest: 841

--------------------------------------------------------------------------------

8. Lien Position

----------------------------------------
Lien Position                    Percent
----------------------------------------
1                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

9. Loan Purpose

----------------------------------------
Loan Purpose                     Percent
----------------------------------------
Purchase                           35.69%
----------------------------------------
Refinance-Cashout                  33.49
----------------------------------------
Refinance-Rate/Term                30.82
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

10. Property Type

----------------------------------------
Property Type                    Percent
----------------------------------------
SFR                                59.51%
----------------------------------------
Condo                              10.27
----------------------------------------
2-Family                            9.55
----------------------------------------
PUD Detach                          7.40
----------------------------------------
4-Family                            6.67
----------------------------------------
3-Family                            3.79
----------------------------------------
PUD Attach                          2.28
----------------------------------------
Townhouse                           0.46
----------------------------------------
Condotel                            0.07
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

11. Appraisal Method

----------------------------------------
Appraisal Method                 Percent
----------------------------------------
AVM                                20.17%
----------------------------------------
FULL                               79.83
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

12. Documentation

----------------------------------------
Documentation                    Percent
----------------------------------------
Standard                           38.33%
----------------------------------------
Reduced                            37.08
----------------------------------------
Stated                             17.37
----------------------------------------
No Ratio                            4.90
----------------------------------------
All Ready Home                      1.25
----------------------------------------
Rapid                               1.07
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

13. Occupancy Status

----------------------------------------
Occupancy Status                 Percent
----------------------------------------
Investor                           62.10%
----------------------------------------
Primary                            36.52
----------------------------------------
Secondary                           1.38
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

14. PMI Providers

----------------------------------------
PMI Providers                    Percent
----------------------------------------
NONE                               81.77%
----------------------------------------
UGIC                                6.52
----------------------------------------
GEMIC                               6.43
----------------------------------------
RMIC                                2.61
----------------------------------------
PMIC                                1.74
----------------------------------------
TGIC                                0.53
----------------------------------------
RGIC                                0.41
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

15. State

----------------------------------------
State                            Percent
----------------------------------------
California                         40.66%
----------------------------------------
Florida                            11.78
----------------------------------------
Texas                               4.75
----------------------------------------
North Carolina                      3.79
----------------------------------------
Maryland                            3.59
----------------------------------------
Other                              35.43
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

16. California

----------------------------------------
California                       Percent
----------------------------------------
Northern California                41.34%
----------------------------------------
Southern California                58.66
----------------------------------------
Total:                            100.00%
----------------------------------------

-------------------------------------------------------------------------------

17. Zip Code

----------------------------------------
Zip Code                         Percent
----------------------------------------
94110                               0.42%
----------------------------------------
92683                               0.35
----------------------------------------
06883                               0.31
----------------------------------------
95128                               0.30
----------------------------------------
91710                               0.30
----------------------------------------
Other                              98.33
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

18. Delinquency*

----------------------------------------
Delinquency*                     Percent
----------------------------------------
0-29 days                         100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

* MBA method

--------------------------------------------------------------------------------

19. Times 30 Days DLQ

----------------------------------------
Times 30 Days DLQ                Percent
----------------------------------------
0                                  99.98%
----------------------------------------
1                                   0.02
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

20. Convertible Flag

----------------------------------------
Convertible Flag                 Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

21. Buydown Agreement

----------------------------------------
Buydown Agreement                Percent
----------------------------------------
N                                 100.00%
----------------------------------------
Total:                            100.00%
----------------------------------------

--------------------------------------------------------------------------------

22. Original Term

----------------------------------------
Original Term                    Percent
----------------------------------------
240                                 4.12%
----------------------------------------
252                                 0.03
----------------------------------------
300                                 1.85
----------------------------------------
348                                 0.03
----------------------------------------
360                                93.97
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 353.9 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

23. Cut-Off Remaining Term

----------------------------------------
Cut-Off Remaining Term           Percent
----------------------------------------
235 - 240                           4.12%
----------------------------------------
241 - 288                           0.03
----------------------------------------
289 - 294                           0.10
----------------------------------------
295 - 300                           1.74
----------------------------------------
343 - 348                           0.03
----------------------------------------
349 - 354                           1.59
----------------------------------------
355 - 360                          92.39
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 352.9 months
Lowest: 235 months
Highest: 360 months

--------------------------------------------------------------------------------

24. Cutoff Loan Age

----------------------------------------
Cutoff Loan Age                  Percent
----------------------------------------
0                                  23.57%
----------------------------------------
1 -  6                             75.20
----------------------------------------
7 - 12                              1.23
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 1.0 months
Lowest: 0 months
Highest: 9 months

--------------------------------------------------------------------------------

25. OLTV

----------------------------------------
OLTV                             Percent
----------------------------------------
<= 20.00                            0.48%
----------------------------------------
20.01 -  25.00                      0.89
----------------------------------------
25.01 -  30.00                      1.40
----------------------------------------
30.01 -  35.00                      1.46
----------------------------------------
35.01 -  40.00                      2.68
----------------------------------------
40.01 -  45.00                      3.38
----------------------------------------
45.01 -  50.00                      4.22
----------------------------------------
50.01 -  55.00                      5.12
----------------------------------------
55.01 -  60.00                      5.22
----------------------------------------
60.01 -  65.00                      6.51
----------------------------------------
65.01 -  70.00                     12.35
----------------------------------------
70.01 -  75.00                     13.39
----------------------------------------
75.01 -  80.00                     24.52
----------------------------------------
80.01 -  85.00                      1.54
----------------------------------------
85.01 -  90.00                      6.98
----------------------------------------
90.01 -  95.00                      1.69
----------------------------------------
95.01 - 100.00                      4.76
----------------------------------------
>= 100.01                           3.41
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 70.49%
Lowest: 8.00%
Highest: 103.00%

--------------------------------------------------------------------------------

26. Cut-Off LTV

----------------------------------------
Cut-Off LTV                      Percent
----------------------------------------
<= 20.00                           0.48%
----------------------------------------
20.01 -  25.00                      0.89
----------------------------------------
25.01 -  30.00                      1.40
----------------------------------------
30.01 -  35.00                      1.46
----------------------------------------
35.01 -  40.00                      2.70
----------------------------------------
40.01 -  45.00                      3.36
----------------------------------------
45.01 -  50.00                      4.22
----------------------------------------
50.01 -  55.00                      5.16
----------------------------------------
55.01 -  60.00                      5.21
----------------------------------------
60.01 -  65.00                      6.55
----------------------------------------
65.01 -  70.00                     12.32
----------------------------------------
70.01 -  75.00                     13.77
----------------------------------------
75.01 -  80.00                     24.12
----------------------------------------
80.01 -  85.00                      1.64
----------------------------------------
85.01 -  90.00                      7.00
----------------------------------------
90.01 -  95.00                      1.57
----------------------------------------
95.01 - 100.00                      4.73
----------------------------------------
>= 100.01                           3.41
----------------------------------------
Total:                            100.00%
----------------------------------------

W.A.: 70.39%
Lowest: 8.00%
Highest: 103.00%

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of
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solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This

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